UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2023

GREAT SOUTHERN BANCORP, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-18082	43-1524856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1451 East Battlefield, Springfield, Missouri		65804
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (417) 887-4400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	GSBC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 7.01  Regulation FD Disclosure.

Set forth below is presentation material of Great Southern Bancorp, Inc., the holding company for Great Southern Bank.

September 30, 2023 1

Loan Portfolio Gross Loans [in thousands] *Includes Home Equity Loans of $111,665 2 *Includes Home Equity Loans of $114,901 9 - 30 - 23 $4,642,919 6 - 30 - 23 $4,600,942

Loan Portfolio by Region Gross Loans [in thousands] 3 9 - 30 - 23 $4,642,919 6 - 30 - 23 $4,600,942

Commercial Real Estate by Industry Gross Loans [in thousands] 4 9 - 30 - 23 $1,503,915 6 - 30 - 23 $1,497,659

Commercial Real Estate by Region Gross Loans [in thousands] 5 9 - 30 - 23 $1,503,915 6 - 30 - 23 $1,497,659

Commercial Real Estate Office and Retail All Data as of 9/30/23 Gross Loans [in thousands] 6 Office $218,366 Retail $321,950 Average credit size is $1,770,757 Average credit size is $1,839,277

Commercial Real Estate Office and Retail All Data as of 9/30/23 Gross Loans [in thousands] 7 Office - $218,366 Retail - $321,950 Medical Traditional Outstanding Balance $42,425 $175,941 # of Loans 23 123 Avg. Loan Size $1,768 $1,550 Weighted Avg. LTV 40% 96% of Office Portfolio – Pass Rated Strip Center Single Tenant Mixed - Use Neighborhood & Shopping Center Outstanding Balance $113,998 $98,657 $17,653 $91,642 # of Loans 52 83 18 25 Avg. Loan Size $2,192 $1,189 $981 $3,528 Weighted Avg. LTV 60% 57% 57% 53% 100% of Retail Portfolio – Pass Rated Owner Occupied $20,540 # of Loans 58 Avg. Loan Size $342 Weighted Avg. LTV 59% Other Office Sq. Ft. >100,000 $87,279 20,000 - 100,000 $44,237 <20,000 $23,885 # of Loans 65 Avg. Loan Size $2,630 Weighted Avg. LTV 52%

Construction & Land Development by Industry Gross Loans [in thousands] 8 9 - 30 - 23 $861,246 6 - 30 - 23 $816,703

Construction & Land Development by Region Gross Loans [in thousands] 9 9 - 30 - 23 $861,246 6 - 30 - 23 $816,703

Multi Family Real Estate by Region Gross Loans [in thousands] 10 9 - 30 - 23 $845,373 6 - 30 - 23 $885,394 Average credit size is $4,362,154 Average credit size is $4,277,263

Multi Family Real Estate by LTV Gross Loans [in thousands] 11 9 - 30 - 23 $845,373 6 - 30 - 23 $885,394

Non - performing by Type Gross Loans [in thousands] 12 9 - 30 - 23 $10,831 6 - 30 - 23 $11,149 *Includes Home Equity Loans of $32 *Includes Home Equity Loans of $27

Non - performing by Region Gross Loans [in thousands] 13 9 - 30 - 23 $10,831 6 - 30 - 23 $11,149

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT SOUTHERN BANCORP, INC.

Date: October 18, 2023	By:	/s/ Joseph W. Turner
Joseph W. Turner, President and Chief Executive Officer

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